SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:  September 1, 1999
                       (Date of earliest event reported)



                     Inland Retail Real Estate Trust, Inc.
            (Exact name of registrant as specified in the charter)



        Maryland                       333-64391              36-4246655

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)



                             2901 Butterfield Road
                          Oak Brook, Illinois  60523
                   (Address of Principal Executive Offices)


                                (630) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

We filed a Form 8-K dated September 1, 1999, a Form 8-K dated September 30, 1999 and a Form 8-K dated October 26, 1999 on September 16, October 13 and November 4, 1999, respectively, without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.


Item 7.  Financial Statements and Exhibits

                         Index to Financial Statements
                                                                     Page
Inland Retail Real Estate Trust, Inc.:

Pro Forma Consolidated Balance Sheet (unaudited)
  at June 30, 1999.................................................  F-1

Notes to Pro Forma Consolidated Balance Sheet (unaudited)
  at June 30, 1999.................................................  F-3

Pro Forma Consolidated Statement of Operations (unaudited)
  for the six months ended June 30, 1999............................ F-6

Notes to Pro Forma Consolidated Statement of Operations (unaudited)
  for the six months ended June 30, 1999............................ F-8

Pro Forma Consolidated Statement of Operations (unaudited)
  for the year ended December 31, 1998.............................. F-11

Notes to Pro Forma Consolidated Statement of Operations (unaudited)
  for the year ended December 31, 1998.............................. F-13

Lake Olympia Square:

Independent Auditors' Report........................................ F-19

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1998.............................. F-20

Notes to the Historical Summary of Gross Income and Direct
  Operating Expenses for the year ended December 31, 1998........... F-21

Historical Summary of Gross Income and Direct Operating Expenses
  (unaudited) for the six months ended June 30, 1999................ F-23

Notes to Historical Summary of Gross Income and Direct Operating
  Expenses (unaudited) for the six months ended June 30, 1999....... F-24

Bridgewater Marketplace:

Independent Auditors' Report........................................ F-25

Historical Summary of Gross Income and Direct Operating Expenses
  for the period from January 1, 1999 through June 30, 1999......... F-26

Notes to the Historical Summary of Gross Income and Direct
  Operating Expenses for the period from January 1, 1999
  through June 30, 1999............................................. F-27

Bartow Marketplace:

Independent Auditors' Report........................................ F-30

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1998.............................. F-31

Notes to the Historical Summary of Gross Income and Direct
  Operating Expenses for the year ended December 31, 1998........... F-32

Historical Summary of Gross Income and Direct Operating Expenses
  (unaudited) for the six months ended June 30, 1999................ F-34

Notes to the Historical Summary of Gross Income and Direct
  Operating Expenses (unaudited) for the six months
  ended June 30, 1999............................................... F-35

Countryside Shopping Center:

Independent Auditors' Report........................................ F-36

Historical Summary of Gross Income and Direct Operating Expenses
  for the year ended December 31, 1998.............................. F-37

Notes to the Historical Summary of Gross Income and Direct
  Operating Expenses for the year ended December 31, 1998........... F-38

Historical Summary of Gross Income and Direct Operating Expenses
  (unaudited) for the six months ended June 30, 1999................ F-40

Notes to the Historical Summary of Gross Income and Direct
  Operating Expenses (unaudited) for the six months
  ended June 30, 1999............................................... F-41

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        Inland Retail Real Estate Trust, Inc.
                                   (Registrant)



                        By:/s/ BARRY L. LAZARUS
                               Barry L. Lazarus
                               President, Chief Operating Officer,
                               Treasurer and Chief Financial Officer


Date: November 12, 1999

                     Inland Retail Real Estate Trust, Inc.
                     Pro Forma Consolidated Balance Sheet
                                 June 30, 1999
                                  (unaudited)


The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisition of the properties indicated in Note B had occurred on June 30, 1999.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at June 30, 1999, nor does it purport to represent our future financial position. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.










































                               F-1


                     Inland Retail Real Estate Trust, Inc.
                     Pro Forma Consolidated Balance Sheet
                                 June 30, 1999
                                  (unaudited)

                                              Pro Forma
                                             Adjustments
                                            -------------
                                 (A)           Property      Pro Forma
                              Historical     Acquisitions   as adjusted
                             -------------  -------------- -------------
Assets
------
Net investment in
  properties(B)............. $ 20,194,408     89,278,935    109,473,343
Cash........................    7,403,226        837,587      8,240,813
Restricted cash (A).........      232,711           -           232,711
Accounts and rents
  receivable................      263,166           -           263,166
Escrowed funds (E)..........      328,343           -           328,343
Furniture and Equipment.....       10,804           -            10,804
Loan fees...................       10,300           -            10,300
Other assets................       43,961           -            43,961
                             -------------  -------------- -------------
Total assets................ $ 28,486,919     90,116,522    118,603,441
                             =============  ============== =============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real estate taxes...      138,650        191,788        330,438
Security deposits...........       54,567        114,382        168,949
Mortgages payable (D).......   14,379,884     66,330,524     80,710,408
Liability for subscriptions
  received..................      232,711           -           232,711
Accounts payable............       86,673           -            86,673
Accrued interest payable....       90,969           -            90,969
Other liabilities...........       21,816         66,149         87,965
Distribution payable........       66,296           -            66,296
Due to Affiliates...........      361,036           -           361,036
Minority interest in
  partnership (C)...........        2,000           -             2,000
Accrued offering costs......    2,385,108           -         2,385,108
                             -------------  -------------- -------------
Total liabilities...........   17,819,710     66,702,843     84,522,553
                             -------------  -------------- -------------

Common Stock................       13,980         27,224         41,204
Additional paid in capital
  (net of Offering costs)...   10,653,229     23,386,455     34,039,684
                             -------------  -------------- -------------
Total Stockholders' equity..   10,667,209     23,413,679     34,080,888
                             -------------  -------------- -------------
Total liabilities and
  Stockholders' equity...... $ 28,486,919     90,116,522    118,603,441
                             =============  ============== =============


        See accompanying notes to pro forma consolidated balance sheet.


                               F-2


                     Inland Retail Real Estate Trust, Inc.
                 Notes to Pro Forma Consolidated Balance Sheet
                                 June 30, 1999
                                  (unaudited)


(A) The historical column represents our Consolidated Balance Sheet as of June 30, 1999. We were formed on September 3, 1998. As of June 30, 1999, subscriptions for a total of 1,397,818 Shares had been received from the public at $10 per Share resulting in $13,978,175 in Gross Offering Proceeds. As of June 30, 1999, subscriber funds of $232,711 are currently held in an interest-bearing escrow account. The escrow funds of $232,711 represents subscriptions for Shares from Pennsylvania residents. Subscribers residing in Pennsylvania may not be admitted as Stockholders to the Company until subscriptions have been received and accepted for 2,500,000 Shares ($25,000,000) from all sources. On August 24, 1999, we had sold Shares in excess of $25,000,000, accordingly, proceeds received from subscribers residing in Pennsylvania which had been in escrow were released to the Company. In addition, we have received the Advisor's capital contribution of $200,000 for which it was issued 20,000 Shares. Through June 30, 1999, the Advisor advanced approximately $2,385,000 to us for costs incurred with the Offering. As of June 30, 1999, approximately $1,100,000 remained unpaid.



































                               F-3

                     Inland Retail Real Estate Trust, Inc.
                 Notes to Pro Forma Consolidated Balance Sheet
                                 June 30, 1999
                                  (unaudited)

                                  (continued)

(B) The pro forma adjustments reflect the acquisition of the following properties:
                                        Boynton       Lake      Bridgewater    Bartow     Countryside     Total
                        Town Center     Commons      Olympia    Marketplace  Marketplace   Shopping      Property
                        Acquisition   Acquisition  Acquisition  Acquisition  Acquisition    Center     Acquisition
                        ------------ ------------ ------------ ------------ ------------ ------------ ------------
Assets
------
Net investment in
  properties........... $ 9,656,381   30,563,440    9,873,627    6,093,855   24,496,029    8,595,602   89,278,934
Cash...................        -         348,468      205,310         -            -         283,810      837,588
Other assets...........        -            -            -            -            -            -            -
                        ------------ ------------ ------------ ------------ ------------ ------------ ------------
Total assets........... $ 9,656,381   30,911,908   10,078,937    6,093,855   24,496,029    8,879,412   90,116,522
                        ============ ============ ============ ============ ============ ============ ============

Liabilities and Stockholders' Equity
------------------------------------
Accrued real
  estate taxes.........      22,000       20,572       67,012       35,000       11,204       36,000      191,788
Security deposits......      19,443       26,412       29,983       14,444       12,400       11,700      114,382
Mortgages payable (D)..   7,600,000   22,922,581    5,932,943    4,780,000   18,375,000    6,720,000   66,330,524
Accrued interest
  payable..............        -            -            -            -            -            -            -
Other liabilities......      66,149         -            -            -            -            -          66,149
                        ------------ ------------ ------------ ------------ ------------ ------------ ------------
Total liabilities......   7,707,592   22,969,565    6,029,938    4,829,444   18,398,604    6,767,700   66,702,843
                        ------------ ------------ ------------ ------------ ------------ ------------ ------------

Common Stock...........       2,266        9,235        4,708        1,470        7,090        2,455       27,224
Additional paid in
  capital (net of
  Offering costs)......   1,946,523    7,933,108    4,044,291    1,262,941    6,090,335    2,109,257   23,386,455
                        ------------ ------------ ------------ ------------ ------------ ------------ ------------
Total Stockholders'
  equity (E)...........   1,948,789    7,942,343    4,048,999    1,264,411    6,097,425    2,111,712   23,413,679
                        ------------ ------------ ------------ ------------ ------------ ------------ ------------
Total liabilities and
  Stockholders' equity. $ 9,656,381   30,911,908   10,078,937    6,093,855   24,496,029    8,879,412   90,116,522
                        ============ ============ ============ ============ ============ ============ ============





                               F-4


                     Inland Retail Real Estate Trust, Inc.
                 Notes to Pro Forma Consolidated Balance Sheet
                                 June 30, 1999
                                  (unaudited)

                                  (continued)


(C) The Pro Forma Consolidated Balance Sheet includes the accounts of the Operating Partnership in which the Company has an approximately 99% controlling general partner interest. The Advisor owns the remaining approximately 1% limited partnership common units in the Operating Partnership for which it paid $2,000 and which is reflected as a minority interest.

(D) Represents the first mortgage loans assumed and originated in conjunction with the acquisition of properties. These mortgage loans with an aggregate principal balance of approximately $80,710,000 are payable to third parties at interest rates ranging from 7.0% to 8.25% per annum and maturities ranging from March 2000 to November 2008. This also represents debt payable to an affiliate with a principal balance of approximately $800,000 which is payable at an interest rate of 10.9% per annum and matures April 2000.

(E) Represents real estate tax and insurance escrows held.

(F) Additional offering proceeds of $41,205,000, net of offering costs of $7,124,112 are reflected as received as of June 30, 1999. Offering costs consist principally of registration costs, printing and selling costs, including commissions.




























                               F-5


                     Inland Retail Real Estate Trust, Inc.
                Pro Forma Consolidated Statement of Operations
                    For the six months ended June 30, 1999
                                  (unaudited)


The following unaudited Pro Forma Consolidated Statement of Operations is presented to effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 1998.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the six months ended June 30, 1999, nor does it purport to represent our future financial position. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.










































                               F-6


                     Inland Retail Real Estate Trust, Inc.
                Pro Forma Consolidated Statement of Operations
                    For the six months ended June 30, 1999
                                  (unaudited)



                                   Historical
                                  ------------
                                    Company      Pro Forma
                                       (A)      Adjustment   Pro Forma
                                  ------------ ------------ -----------

Rental income.................... $   379,788    4,544,720   4,924,508
Percentage rental income.........        -          50,576      50,576
Operating expense and real
  estate tax recoveries..........     262,290    1,040,919   1,303,209
                                  ------------ ------------ -----------
Total income.....................     642,078    5,636,215   6,278,293
                                  ------------ ------------ -----------

Advisor asset management fee (C).        -         518,371     518,371
Property operating expenses......     386,463    1,128,102   1,514,565
Management fee (G)...............      17,194      263,318     280,512
Interest expense (H).............     156,691    2,759,846   2,916,537
Depreciation (D).................      87,819    1,421,880   1,509,699
                                  ------------ ------------ -----------
Total expenses...................     648,167    6,091,517   6,739,684
                                                            -----------
Net loss applicable to
  common shareholders (F)........                           $ (461,391)
                                                            ===========

Weighted average number of
  shares of common stock
  outstanding (E)................                            4,120,500
                                                            ===========

Basic and diluted net loss
  per weighted average
  shares of common stock
  outstanding (E)................                           $     (.11)
                                                            ===========















   See accompanying notes to pro forma consolidated statement of operations.


                               F-7


                     Inland Retail Real Estate Trust, Inc.
            Notes to Pro Forma Consolidated Statement of Operations
                    For the six months ended June 30, 1999
                                  (unaudited)

(A) Historical information primarily represents operations of properties acquired in May and June 1999.

(B) Total pro forma adjustments for acquisitions are as though they were acquired January 1, 1998.

                          Lake     Merchants      Town       Lake       Boynton
                         Walden     Square       Center     Olympia     Commons
                      ----------- ----------- ----------- ----------- ----------
Rental income........ $  571,000     245,000     359,529  $  425,560  1,191,020
Percentage rental
  income.............       -           -           -           -          0
Additional rental
  income.............    183,000      85,000      91,961     133,817    358,013
                      ----------- ----------- ----------- ----------- ----------
Total income.........    754,000     330,000     451,490     559,377  1,549,033
                      ----------- ----------- ----------- ----------- ----------
Advisor asset
  management fee (C).     48,463      23,925      48,282      49,368    152,817
Property operating
  expenses...........    186,165      52,634      84,921     141,885    434,767
Management fee (G)...     41,599      15,805      21,000      26,150     69,706
Interest expense (H).    286,988     133,720     266,000     244,734    790,594
Depreciation (D).....    149,186      80,173     121,687     136,585    394,116
                      ----------- ----------- ----------- ----------- ----------
Total expenses.......    712,401     306,257     541,890     598,722  1,842,000
                      ----------- ----------- ----------- ----------- ----------
Net income (loss)....     41,599      23,743     (90,400)    (39,345)  (292,967)
                      =========== =========== =========== =========== ==========

                                              Countryside
                      Bridgewater    Bartow     Shopping     Total
                      Marketplace Marketplace   Center     Pro Forma
                      ----------- ----------- ----------- -----------
Rental income........    200,353   1,165,741     386,517   4,544,720
Percentage rental
  income.............       -         50,576        -         50,576
Additional rental
  income.............     54,048      25,299     109,781   1,040,919
                      ----------- ----------- ----------- -----------
Total income.........    254,401   1,241,616     496,298   5,636,215
                      ----------- ----------- ----------- -----------
Advisor asset
  management fee (C).     30,058     122,480      42,978     518,371
Property operating
  expenses...........     65,670      27,260     134,800   1,128,102
Management fee (G)...      9,130      55,873      24,055     263,318
Interest expense (H).    167,061     631,181     239,568   2,759,846
Depreciation (D).....     92,106     306,200     141,827   1,421,880
                      ----------- ----------- ----------- -----------
Total expenses.......    364,025   1,142,994     583,228   6,091,517
                      ----------- ----------- ----------- -----------
Net income (loss)....   (109,624)     98,622     (86,930)   (455,302)
                      =========== =========== =========== ===========


                               F-8


                     Inland Retail Real Estate Trust, Inc.
            Notes to Pro Forma Consolidated Statement of Operations
                    For the six months ended June 30, 1999
                                  (unaudited)


(C) The advisor asset management fee has been calculated as 1% of the cost of acquisition of the properties, prorated for the 6 months.

(D) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years for buildings and fifteen years for improvements. The allocation of land, buildings and improvements was based upon values stated in the related appraisal.

(E) The pro forma weighted average shares of common stock outstanding for the six months ended June 30, 1999 was calculated by estimating the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

(F) The net income (loss) allocable to the minority interest is immaterial, and therefore, has been excluded.

(G) Management fees are calculated as 4.5% of gross revenues.

(H) As part of the acquisition of certain of these properties, the Company assumed existing debt. The pro forma adjustments relating to interest expense were based on the following terms:

    Lake Walden

    Inland Retail Real Estate Trust, Inc. assumed the outstanding mortgage debt related to Lake Walden Square of approximately $10,100,000 in connection with the acquisition. The assumed debt, which originated October 30, 1997, has an annual interest rate of 7.63% and requires monthly principal and interest payments.

    In addition, as part of the acquisition, the Company assumed a second mortgage debt of approximately $800,000 with an interest rate of 10.9%.

    Merchants Square

    Inland Retail Real Estate Trust, Inc. assumed the outstanding mortgage debt related to Merchants Square Shopping Center of approximately $4,300,000 in connection with the acquisition. The assumed debt, which originated October 9, 1998, has an annual interest rate of 7.5% and requires monthly principal and interest payments.

    Town Center

    Inland Retail Real Estate Trust, Inc. assumed the outstanding mortgage debts related to Town Center totaling approximately $7,600,000 in connection with the acquisition. The assumed debts, which originated April 13, 1999, have annual interest rates ranging from 175 basis points over LIBOR (currently 6.7%) to 7%.



                               F-9


                     Inland Retail Real Estate Trust, Inc.
            Notes to Pro Forma Consolidated Statement of Operations
                    For the six months ended June 30, 1999
                                  (unaudited)


    Boynton Commons

    As part of the acquisition, the Company assumed the outstanding mortgage debts related to Boynton Commons Shopping Center of approximately $22,900,000. The assumed debts, which were modified March 19, 1999, have annual interest rates of 175 basis points over LIBOR (currently 6.7%) and 7.21%, respectively.

    Lake Olympia

    Inland Retail Real Estate Trust, Inc. assumed the outstanding mortgage debt related to Lake Olympia totaling approximately $5,933,000 in connection with the acquisition. The assumed debt, which originated June 24, 1998, has an annual interest rate of 8.25% and requires monthly principal and interest payments.

    Bridgewater Marketplace

    As part of the acquisition, the Company assumed an outstanding mortgage debt of approximately $4,450,000. The debt was modified on September 7, 1999. The principal balance was increased to approximately $4,780,000 and has an annual interest rate of 175 basis points over LIBOR (currently 6.99%).

    Bartow Marketplace

    The Company purchased this property with the proceeds of a new first mortgage loan in the amount of $18,375,000. The loan is evidenced by two promissory notes. The notes bear an annual interest rate of 150 basis points over LIBOR (currently 6.87%).

    Countryside Shopping Center

    Inland Retail Real Estate Trust, Inc. assumed the outstanding mortgage debt related to Countryside Shopping Center of approximately $6,720,000 in connection with the acquisition. The assumed debt, which originated March 31, 1998, has an annual interest rate of 175 basis points over LIBOR (currently 7.13%).














                              F-10


                     Inland Retail Real Estate Trust, Inc.
                Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)


The following unaudited Pro Forma Consolidated Statement of Operations is presented to effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 1998 except for Town Center and Bridgewater Marketplace which were completed late in the fourth quarter of 1998 and significant operations had not yet begun.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 1998, nor does it purport to represent our future financial position. Unless otherwise defined, capitalized terms used herein shall have the same meaning as in the Prospectus.








































                              F-11


                     Inland Retail Real Estate Trust, Inc.
                Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)


                                    Historical
                                   -------------
                                                   Pro Forma
                                      Company     Adjustment
                                        (A)          (B)      Pro Forma
                                   ------------- ----------- ------------

Rental income..................... $       -      7,776,417    7,776,417
Operating expense and real
  estate tax recoveries...........         -      1,281,597    1,281,597
                                   ------------- ----------- ------------
Total income......................         -      9,058,014    9,058,014
                                   ------------- ----------- ------------

Advisor asset management fee (E)..         -        938,201      938,201
Property operating expenses.......         -      1,434,622    1,434,622
Management fee (G)................         -        411,818      411,818
Interest expense (H)..............         -      5,015,871    5,015,871
Depreciation (C)..................         -      2,597,755    2,597,755
                                   ------------- ----------- ------------
Total expenses....................         -     10,398,267   10,398,267
                                                             ------------
Net loss applicable to
  common shareholders (F).........                           $(1,340,253)
                                                             ============

Weighted average number of
  shares of common stock
  outstanding (D).................                             4,120,500
                                                             ============

Basic and diluted net loss
  per weighted average
  shares of common stock
  outstanding (D).................                           $      (.33)
                                                             ============














      See accompanying notes to pro forma consolidated statement of operations.


                              F-12

                                           Inland Retail Real Estate Trust, Inc.
                                  Notes to Pro Forma Consolidated Statement of Operations
                                           For the year ended December 31, 1998
                                                        (unaudited)

(A) Historical information is not applicable as the Company had no operations through December 31, 1998.

(B) Total pro forma adjustments for acquisitions are as though they were acquired January 1, 1998.
                                                                                            Countryside
                                   Lake     Merchants   Boynton        Lake       Bartow      Shopping     Total
                                  Walden     Square     Commons      Olympia    Marketplace   Center     Pro Forma
                               ----------- ----------- ----------- ------------ ----------- ----------- -----------
    Rental income............. $1,636,260     582,001   1,637,021      811,499   2,331,129     778,507   7,776,417
    Additional rental income..    307,229     173,038     263,043      243,936     109,643     184,708   1,281,597
                               ----------- ----------- ----------- ------------ ----------- ----------- -----------
    Total income..............  1,943,489     755,039   1,900,064    1,055,435   2,440,772     963,215   9,058,014
                               ----------- ----------- ----------- ------------ ----------- ----------- -----------
    Advisor asset
      management fee (E)......    145,495      57,420     305,634       98,736     244,960      85,956     938,201
    Property operating
      expenses................    381,443     169,316     288,616      296,719      57,949     240,579   1,434,622
    Management fees (G).......     87,975      35,181      85,503       49,979     109,835      43,345     411,818
    Interest expense (H)......    869,275     322,500   1,581,188      501,409   1,262,363     479,136   5,015,871
    Depreciation (C)..........    447,882     192,416     788,231      273,170     612,401     283,655   2,597,755
                               ----------- ----------- ----------- ------------ ----------- ----------- -----------
    Total expenses............  1,932,070     776,833   3,049,172    1,220,013   2,287,508   1,132,671  10,398,267
                               ----------- ----------- ----------- ------------ ----------- ----------- -----------
    Net income (loss).........     11,419     (21,794) (1,149,108)    (164,578)    153,264    (169,456) (1,340,253)
                               =========== =========== =========== ============ =========== =========== ===========












                              F-13


                     Inland Retail Real Estate Trust, Inc.
            Notes to Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)

    Acquisition of Lake Walden Square, Plant City, Florida

    Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1998 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                       Lake Walden Square
                               ------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               ------------ ----------- -----------
    Rental income............. $ 1,636,260        -      1,636,260
    Additional rental income..     307,229        -        307,229
                               ------------ ----------- -----------
    Total income..............   1,943,489        -      1,943,489
                               ------------ ----------- -----------
    Advisor asset
      management fee (E)......        -        145,495     145,495
    Property operating
      expenses................     381,443        -        381,443
    Management fees (G).......      87,975        -         87,975
    Interest expense (H)......     782,075      87,200     869,275
    Depreciation (C)..........        -        447,882     447,882
                               ------------ ----------- -----------
    Total expenses............   1,251,493     680,577   1,932,070
                               ------------ ----------- -----------
    Net income (loss)......... $   691,996    (680,577)     11,419
                               ============ =========== ===========

    Acquisition of Merchants Square, Zephyrhills, Florida

    Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1998 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Merchants Square
                               ------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               ------------ ----------- -----------
    Rental income............. $   582,001        -        582,001
    Additional rental income..     173,038        -        173,038
                               ------------ ----------- -----------
    Total income..............     755,039        -        755,039
                               ------------ ----------- -----------
    Advisor asset
      management fee (E).....         -         57,420      57,420
    Property operating
      expenses................     169,316        -        169,316
    Management fees (G).......      35,181        -         35,181
    Interest expense (H)......      72,305     250,195     322,500
    Depreciation (C)..........        -        192,416     192,416
                               ------------ ----------- -----------
    Total expenses............     276,802     500,031     776,833
                               ------------ ----------- -----------
    Net income (loss)......... $   478,237    (500,031)    (21,794)
                               ============ =========== ===========


                              F-14


                     Inland Retail Real Estate Trust, Inc.
            Notes to Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)

    Acquisition of Boynton Commons, Boynton Beach, Florida

    Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1998 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Boynton Commons
                               ------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               ------------ ----------- -----------
    Rental income............. $ 1,637,021        -      1,637,021
    Additional rental income..     263,043        -        263,043
                               ------------ ----------- -----------
    Total income..............   1,900,064        -      1,900,064
                               ------------ ----------- -----------
    Advisor asset
      management fee (E)......        -        305,634     305,634
    Property operating
      expenses................     288,616        -        288,616
    Management fees (G).......      49,111      36,392      85,503
    Interest expense (H)......   1,515,721      65,467   1,581,188
    Depreciation (C)..........        -        788,231     788,231
                               ------------ ----------- -----------
    Total expenses............   1,853,448   1,195,724   3,049,172
                               ------------ ----------- -----------
    Net income (loss)......... $    46,616  (1,195,724) (1,149,108)
                               ============ =========== ===========

    Acquisition of Lake Olympia, Ocoee, Florida

    Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1998 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                          Lake Olympia
                               ------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               ------------ ----------- -----------
    Rental income............. $   811,499        -        811,499
    Additional rental income..     243,936        -        243,936
                               ------------ ----------- -----------
    Total income..............   1,055,435        -      1,055,435
                               ------------ ----------- -----------
    Advisor asset
      management fee (E).....         -         98,736      98,736
    Property operating
      expenses................     296,719        -        296,719
    Management fees (G).......      49,979        -         49,979
    Interest expense (H)......     501,409        -        501,409
    Depreciation (C)..........        -        273,170     273,170
                               ------------ ----------- -----------
    Total expenses............     848,107     371,906   1,220,013
                               ------------ ----------- -----------
    Net income (loss)......... $   207,328    (371,906)   (164,578)
                               ============ =========== ===========


                              F-15


                     Inland Retail Real Estate Trust, Inc.
            Notes to Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)


    Acquisition of Bartow Marketplace, Cartersville, Georgia

    Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1998 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                        Bartow Marketplace
                               ------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               ------------ ----------- -----------
    Rental income............. $ 2,331,129        -      2,331,129
    Additional rental income..     109,643        -        109,643
                               ------------ ----------- -----------
    Total income..............   2,440,772        -      2,440,772
                               ------------ ----------- -----------
    Advisor asset
      management fee (E).....         -        244,960     244,960
    Property operating
      expenses................      57,949        -         57,949
    Management fees (G).......        -        109,835     109,835
    Interest expense (H)......        -      1,262,363   1,262,363
    Depreciation (C)..........        -        612,401     612,401
                               ------------ ----------- -----------
    Total expenses............      57,949   2,229,559   2,287,508
                               ------------ ----------- -----------
    Net income (loss)......... $ 2,382,823  (2,229,559)    153,264
                               ============ =========== ===========



    Acquisition of Countryside Shopping Center, Naples, Florida

    Reconciliation of Gross Income and Direct Operating Expenses for the year ended December 31, 1998 prepared in accordance with Rule 3.14 of Regulation S-X (*) to the Pro Forma Adjustments:

                                        Countryside Shopping Center
                               ------------------------------------
                                   *As       Pro Forma
                                 Reported   Adjustments    Total
                               ------------ ----------- -----------
    Rental income............. $   778,507        -        778,507
    Additional rental income..     184,708        -        184,708
                               ------------ ----------- -----------
    Total income..............     963,215        -        963,215
                               ------------ ----------- -----------
    Advisor asset
      management fee (E).....         -         85,956      85,956
    Property operating
      expenses................     240,579        -        240,579
    Management fees (G).......      31,848      11,497      43,345
    Interest expense (H)......     336,092     143,044     479,136
    Depreciation (C)..........        -        283,655     283,655
                               ------------ ----------- -----------
    Total expenses............     608,519     524,152   1,132,671
                               ------------ ----------- -----------
    Net income (loss)......... $   354,696    (524,152)   (169,456)
                               ============ =========== ===========



                              F-16


                     Inland Retail Real Estate Trust, Inc.
            Notes to Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)


(C) Depreciation expense is computed using the straight-line method, based upon an estimated useful life of thirty years for buildings and fifteen years for improvements. The allocation of land, buildings and improvements is based upon values stated in the related appraisal.

(D) The pro forma weighted average number of shares of common stock for the year ended December 31, 1998 was calculated by estimating the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

(E) The Advisor asset management fee has been calculated as 1% of the cost of acquisition of the properties

(F) The net income (loss) allocable to the minority interest is immaterial, and therefore, has been excluded.

(G) Management fees are calculated at 4.5% of gross revenues.


































                              F-17


                     Inland Retail Real Estate Trust, Inc.
            Notes to Pro Forma Consolidated Statement of Operations
                     For the year ended December 31, 1998
                                  (unaudited)

(H) As part of the acquisition of certain of these properties, the Company assumed existing debt. The pro forma adjustments relating to interest expense were based on the following terms:

    Lake Walden

    Inland Retail Real Estate Trust, Inc. assumed the outstanding mortgage debt related to Lake Walden Square of approximately $10,100,000 in connection with the acquisition. The assumed debt, which originated October 30, 1997, has an annual interest rate of 7.63% and requires monthly principal and interest payments.

    In addition, as part of the acquisition, the Company assumed a second mortgage debt of approximately $800,000 with an interest rate of 10.9%.

    Merchants Square

    Inland Retail Real Estate Trust, Inc. assumed the outstanding mortgage debt related to Merchants Square Shopping Center of approximately $4,300,000 in connection with the acquisition. The assumed debt, which originated October 9, 1998, has an annual interest rate of 7.5% and requires monthly principal and interest payments.

    Boynton Commons

    As part of the acquisition, the Company assumed the outstanding mortgage debts related to Boynton Commons Shopping Center of approximately $22,900,000. The assumed debts, which were modified March 19, 1999, have annual interest rates of 175 basis points over LIBOR (currently 6.7%) and 7.21%, respectively.

    Lake Olympia

    Inland Retail Real Estate Trust, Inc. assumed the outstanding mortgage debt related to Lake Olympia totaling approximately $5,900,000 in connection with the acquisition. The assumed debt, which originated June 24, 1998, has an annual interest rate of 8.25% and requires monthly principal and interest payments.

    Bartow Marketplace

    The Company purchased this property with the proceeds of a new first mortgage loan in the amount of $18,375,000. The loan is evidenced by two promissory notes. The notes bear an annual interest rate of 150 basis points over LIBOR (currently 6.87%).

    Countryside Shopping Center

    Inland Retail Real Estate Trust, Inc. assumed the outstanding mortgage debt related to Countryside Shopping Center of approximately $6,720,000 in connection with the acquisition. The assumed debt, which originated March 31, 1998, has an annual interest rate of 175 basis points over LIBOR (currently 7.13%).


                              F-18









                         Independent Auditors' Report


The Board of Directors
Inland Retail Real Estate Trust, Inc.:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Lake Olympia Square for the year ended December 31, 1998. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post Effective Amendment No. 2 to Form S-11 of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of Lake Olympia Square's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Lake Olympia Square for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                        KPMG LLP


Chicago, Illinois
July 2, 1999










                              F-19



                              Lake Olympia Square
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998




Gross income:
  Base rental income.............................. $  811,499
  Operating expense and real estate
    tax recoveries................................    238,369
  Other income....................................      5,567
                                                   -----------
  Total gross income..............................  1,055,435
                                                   -----------
Direct operating expenses:
  Operating expenses..............................    107,963
  Real estate taxes...............................    126,363
  Utilities.......................................     39,554
  Insurance.......................................     22,839
  Management fees.................................     49,979
  Interest expense................................    501,409
                                                   -----------
  Total direct operating expenses.................    848,107
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  207,328
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.
























                              F-20


                              Lake Olympia Square
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


1.  Business

    Lake Olympia Square is located in Ocoee, Florida. It consists of approximately 85,800 square feet of gross leasable area and was 95% leased and occupied at December 31, 1998. Approximately 51% of Lake Olympia Square is leased by one major tenant, Winn-Dixie Stores, representing approximately 36% of base rental income. An Affiliate of Inland Retail Real Estate Trust, Inc. purchased Lake Olympia Square from an unaffiliated third party (the Seller) on behalf of Inland Retail Real Estate Trust, Inc. on June 24, 1998. Inland Retail Real Estate Trust, Inc. will acquire Lake Olympia Square from this Affiliate at their cost upon receipt of proceeds from an equity offering.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post Effective Amendment No. 2 to Form S-11 of Inland Retail Real Estate Trust, Inc. and is not intended to be a complete presentation of Lake Olympia Square's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Lake Olympia Square to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Lake Olympia Square leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Lake Olympia Square is reimbursed for common area costs, real estate taxes, and insurance costs.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments decreased base rental income by $48,724 for the year ended December 31, 1998.













                              F-21


                              Lake Olympia Square
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1998 are as follows:

                                Year          Amount
                                ----          ------
                                1999        $   828,960
                                2000            800,052
                                2001            719,510
                                2002            605,519
                                2003            605,519
                              Thereafter      4,207,448
                                            -----------
                                            $ 7,767,008
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Lake Olympia Square. Costs such as depreciation, amortization, and professional fees are excluded from the Historical Summary.

    The seller provided management services for Lake Olympia for an annual fee of 5% of gross revenues (as defined) through June 24, 1998. Subsequent to the sale of Lake Olympia to the Affiliate (note 1), a new management agreement was executed with an annual management fee of 4.5% of gross revenues (as defined).

    Inland Retail Real Estate Trust, Inc. will assume the outstanding first mortgage debt related to Lake Olympia of approximately $5,933,000 in connection with the acquisition (note 1). The assumed debt, which originated May 1997 and matures April 2007, has an annual interest rate of 8.25% and requires monthly interest and principal payments.




















                              F-22


                              Lake Olympia Square
       Historical Summary of Gross Income and Direct Operating Expenses
                        Six months ended June 30, 1999
                                  (unaudited)




Gross income:
  Base rental income.............................. $  425,560
  Operating expense and real estate
    tax and insurance recoveries..................    133,817
                                                   -----------
  Total gross income..............................    559,377
                                                   -----------
Direct operating expenses:
  Operating expenses..............................     72,277
  Management fees.................................     26,150
  Real estate taxes...............................     67,012
  Insurance.......................................      2,596
  Interest expense................................    244,734
                                                   -----------
  Total direct operating expenses.................    412,769
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  146,608
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.


























                              F-23


                              Lake Olympia Square
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                        Six months ended June 30, 1999
                                  (unaudited)


1. Basis of Presentation

   The Historical Summary of Gross Income and Direct Operating Expenses for the six months ended June 30, 1999 has been prepared from operating statements provided by the owners of the property during that period and requires management of Lake Olympia Square to make estimates and assumptions that affect the amounts of the revenues and expenses during that period. Actual results may differ from those estimates.

   In the opinion of management, all normal recurring adjustments necessary for a fair presentation of results for the unaudited interim period presented have been reflected. Certain information in footnote disclosures included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.

2. As part of the acquisition, the Company assumed the outstanding mortgage debt related to Lake Olympia Square of approximately $5,900,000. The assumed debt, which originated June 24, 1998, has an annual interest rate of 8.25% and requires monthly principal and interest payments.

































                              F-24








                         Independent Auditors' Report


The Board of Directors
Inland Retail Real Estate Trust, Inc.:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Bridgewater Marketplace for the period from January 1, 1999 through June 30, 1999. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post Effective Amendment No. 2 to Form S-11 of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of Bridgewater Marketplace's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Bridgewater Marketplace for the period from January 1, 1999 through June 30, 1999, in conformity with generally accepted accounting principles.


                                                        KPMG LLP


Chicago, Illinois
August 26, 1999









                              F-25



                            Bridgewater Marketplace
       Historical Summary of Gross Income and Direct Operating Expenses
           For the period from January 1, 1999 through June 30, 1999




Gross income:
  Base rental income.............................. $  200,353
  Operating expense and real estate
    tax recoveries................................     54,048
                                                   -----------
  Total gross income..............................    254,401
                                                   -----------
Direct operating expenses:
  Operating expenses..............................     27,269
  Real estate taxes...............................     35,000
  Insurance.......................................      3,401
  Management fees.................................      9,130
  Interest expense................................    152,635
                                                   -----------
  Total direct operating expenses.................    227,435
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $   26,966
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.


























                              F-26


                            Bridgewater Marketplace
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
           For the period from January 1, 1999 through June 30, 1999


1.  Business

    Bridgewater Marketplace (Bridgewater) is located in Orlando, Florida. It consists of approximately 58,000 square feet of gross leasable area and was 94% leased and 86% occupied at June 30, 1999. Approximately 76% of Bridgewater is leased to one tenant, Winn-Dixie, representing approximately 88% of base rental income. Inland Retail Real Estate Trust, Inc. has signed a sale and purchase agreement for the purchase of Bridgewater from an unaffiliated third-party.

    Bridgewater was under development throughout the majority of 1998 with significant operations commencing January 1, 1999. As such, the period from January 1, 1999 through June 30, 1999 represents the operating results of the property subsequent to development and is representative of future anticipated operations.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post Effective Amendment No. 2 to Form S-11 of Inland Retail Real Estate Trust, Inc. and is not intended to be a complete presentation of Bridgewater's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Bridgewater to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Bridgewater leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which Bridgewater is reimbursed for common area costs, real estate taxes, insurance costs and management fees. Certain of the leases contain renewal options for various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments decreased base rental income by $3,697 for the six months ended June 30, 1999.









                              F-27


                            Bridgewater Marketplace
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
           For the period from January 1, 1999 through June 30, 1999


    Minimum rents to be received from tenants under operating leases in effect at June 30, 1999, are as follows:

                                Year          Amount
                                ----          ------
                                1999        $   260,935
                                2000            534,587
                                2001            534,587
                                2002            519,315
                                2003            508,063
                              Thereafter      5,637,199
                                            -----------
                                            $ 7,994,686
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Bridgewater. Costs such as depreciation, amortization, and professional fees are excluded from the Historical Summary.

    Bridgewater is managed pursuant to the terms of a management agreement for an annual fee of 4% of rent collection (as defined). Subsequent to the sale of Bridgewater (note 1), the current management will cease. Any new management agreement may cause future management fees to differ from the amounts reflected in the Historical Summary.

    As Bridgewater was under development during 1998, the property is subject to reassessment for real estate taxes. The amount included in the financial statements represents management's best estimate of the 1999 real estate tax liability.

    Inland Retail Real Estate Trust, Inc. will assume certain outstanding mortgage debt (note 5) related to Bridgewater of approximately $4,450,000 in connection with the acquisition. The assumed debt, which originated February 1998 and matures February 2000, has an annual interest rate of 6.86% and requires interest only payments (note 5).















                              F-28


                            Bridgewater Marketplace
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
           For the period from January 1, 1999 through June 30, 1999


5.  Pro Forma Adjustment (unaudited)

    In connection with the acquisition of Bridgewater by Inland Retail Real Estate Trust, Inc. (note 1), the original debt (note 4) will be modified. The principal balance will be increased to approximately $4,780,000 and the annual interest rate will be based on LIBOR plus 1.75% (6.99% at June 30, 1999). Approximately $1,792,500 of the $4,780,000 will be due one year from the date of closing and the remainder will be due six years thereafter. The additional interest expense associated with the modification, which will occur at the closing of the acquisition, was excluded from the Historical Summary.










































                              F-29








                         Independent Auditors' Report


The Board of Directors
Inland Retail Real Estate Trust, Inc.:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Bartow Marketplace for the year ended December 31, 1998. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post Effective Amendment No. 2 to Form S-11 of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of Bartow Marketplace's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Bartow Marketplace for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                        KPMG LLP


Chicago, Illinois
August 30, 1999











                              F-30


                              Bartow Marketplace
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998




Gross income:
  Base rental income.............................. $2,331,129
  Percentage rental income........................     50,529
  Operating expense and real estate
    tax recoveries................................     59,114
                                                   -----------
  Total gross income..............................  2,440,772
                                                   -----------
Direct operating expenses:
  Operating expenses..............................     22,796
  Real estate taxes...............................     22,408
  Insurance.......................................      2,081
  Utilities.......................................     10,664
                                                   -----------
  Total direct operating expenses.................     57,949
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $2,382,823
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.



























                              F-31


                              Bartow Marketplace
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


1.  Business

    Bartow Marketplace (Bartow) is located in Bartow County, Georgia. It consists of approximately 375,800 square feet of gross leasable area and was 100% leased and occupied at December 31, 1998. Approximately 90% of Bartow is leased to two tenants representing approximately 81% of base rental income. Inland Retail Real Estate Trust, Inc. has signed a sale and purchase agreement for the purchase of Bartow from an unaffiliated third-party.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post Effective Amendment No. 2 to Form S-11 of Inland Retail Real Estate Trust, Inc. and is not intended to be a complete presentation of Bartow's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Bartow to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Bartow leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. Certain of the leases include provisions under which Bartow is reimbursed for common area costs, real estate taxes, and insurance costs. Certain of the leases contain renewal options for various periods at various rental rates. Certain of the leases contain additional rental income based on a stated percentage of gross sales over the tenant's annual break point.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments decreased base rental income by $4,431 for the year ended December 31, 1998.














                              F-32


                              Bartow Marketplace
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1998, are as follows:

                                Year          Amount
                                ----          ------
                                1999        $ 2,329,189
                                2000          2,334,265
                                2001          2,152,889
                                2002          2,081,141
                                2003          2,083,304
                              Thereafter     22,835,586
                                            -----------
                                            $33,816,374
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Bartow. Costs such as mortgage interest, depreciation, amortization, and professional fees are excluded from the Historical Summary.

    Two tenants, leasing approximately 90% of gross leasable area, pay their operating expenses, including real estate taxes, directly. As such, the amounts are excluded from the Historical Summary.

    Bartow is currently managed by the seller and is not charged an annual management fee. Subsequent to the sale of Bartow (note 1), Inland Retail Real Estate Trust, Inc. will execute a management agreement with the tenants in which an annual management fee would be charged. A new management agreement may cause future operating expenses to differ from the amounts reflected in the Historical Summary.





















                              F-33


                              Bartow Marketplace
       Historical Summary of Gross Income and Direct Operating Expenses
                        Six months ended June 30, 1999
                                  (unaudited)




Gross income:
  Base rental income.............................. $1,165,741
  Percentage rental income........................     50,576
  Operating expense and real estate
    tax and insurance recoveries..................     25,299
                                                   -----------
  Total gross income..............................  1,241,616
                                                   -----------
Direct operating expenses:
  Operating expenses..............................     15,170
  Management fees.................................     55,873
  Real estate taxes...............................     11,204
  Insurance.......................................        886
                                                   -----------
  Total direct operating expenses.................     83,133
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $1,158,483
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.


























                              F-34


                              Bartow Marketplace
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                        Six months ended June 30, 1999
                                  (unaudited)


1. Basis of Presentation

   The Historical Summary of Gross Income and Direct Operating Expenses for the six months ended June 30, 1999 has been prepared from operating statements provided by the owners of the property during that period and requires management of Bartow Marketplace to make estimates and assumptions that affect the amounts of the revenues and expenses during that period. Actual results may differ from those estimates.

   In the opinion of management, all normal recurring adjustments necessary for a fair presentation of results for the unaudited interim period presented have been reflected. Certain information in footnote disclosures included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.






































                              F-35








                         Independent Auditors' Report


The Board of Directors
Inland Retail Real Estate Trust, Inc.:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of Countryside Shopping Center for the year ended December 31, 1998. This Historical Summary is the responsibility of the management of Inland Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Post Effective Amendment No. 2 to Form S-11 of Inland Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of Countryside Shopping Center's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Countryside Shopping Center for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                                        KPMG LLP


Chicago, Illinois
October 15, 1999











                              F-36


                          Countryside Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998




Gross income:
  Base rental income.............................. $  778,507
  Operating expense and real estate
    tax recoveries................................    183,010
  Other income....................................      1,698
                                                   -----------
  Total Gross Income..............................    963,215
                                                   -----------
Direct operating expenses:
  Operating expenses..............................    152,504
  Real estate taxes...............................     67,117
  Insurance.......................................     15,508
  Management fees.................................     31,848
  Utilities.......................................      5,450
  Interest expense................................    336,092
                                                   -----------
  Total direct operating expenses.................    608,519
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $  354,696
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.

























                              F-37


                          Countryside Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


1.  Business

    Countryside Shopping Center (Countryside) is located in Naples, Florida. It consists of approximately 74,000 square feet of gross leasable area and was 98% leased and occupied at December 31, 1998. Approximately 70% of Countryside is leased to one tenant representing approximately 50% of base rental income. An Affiliate of Inland Retail Real Estate Trust, Inc. purchased Countryside from an unaffiliated third party (seller) on behalf of Inland Retail Real Estate Trust, Inc. on March 31, 1998. Inland Retail Real Estate Trust, Inc. will acquire Countryside from this affiliate at their cost upon receipt of proceeds from an equity offering.

2.  Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in the Post Effective Amendment No. 2 to Form S-11 of Inland Retail Real Estate Trust, Inc. and is not intended to be a complete presentation of Countryside's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of Countryside to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

3.  Gross Income

    Countryside leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. Certain of the leases include provisions under which Countryside is reimbursed for common area costs, real estate taxes, management fees and insurance costs.
    Certain of the leases contain renewal options for various periods at various rental rates.

    Base rentals are reported as income over the lease term as they become receivable under the lease provisions. However, when rentals vary from a straight-line basis due to short-term rent abatements or escalating rents during the lease term, the income is recognized based on effective rental rates. Related adjustments increased base rental income by approximately $16,900 for the year ended December 31, 1998.













                              F-38


                          Countryside Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                         Year ended December 31, 1998


    Minimum rents to be received from tenants under operating leases in effect at December 31, 1998, are as follows:

                                Year          Amount
                                ----          ------
                                1999        $   797,855
                                2000            802,466
                                2001            802,466
                                2002            700,625
                                2003            609,485
                              Thereafter      6,181,488
                                            -----------
                                            $ 9,894,385
                                            ===========

4.  Direct Operating Expenses

    Direct operating expenses include only those costs expected to be comparable to the proposed future operations of Countryside. Costs such as depreciation, amortization and professional fees are excluded from the Historical Summary.

    The seller provided management services to Countryside through March 31, 1998 and did not charge an annual management fee. Subsequent to the sale of Countryside to the affiliate (note 1), a new management agreement was executed with an annual management fee of 4.5% of gross revenues (as defined).

    Inland Retail Real Estate Trust, Inc. will assume the outstanding mortgage debt related to Countryside of approximately $6,720,000 in connection with
    the acquisition.   The assumed debt, which originated March 31, 1998 and
    matures March 31, 2001, has an annual interest rate of 1.75% over LIBOR (6.8% at December 31, 1998) and requires monthly interest only payments.

5.  Pro Forma Adjustment (unaudited)

    The interest expense associated with the assumed debt discussed in note 4, would have been approximately $480,000 if the related debt had been in existence since January 1, 1998.














                              F-39


                          Countryside Shopping Center
       Historical Summary of Gross Income and Direct Operating Expenses
                        Six months ended June 30, 1999
                                  (unaudited)




Gross income:
  Base rental income.............................. $  386,517
  Operating expense and real estate
    tax and insurance recoveries..................    109,781
                                                   -----------
  Total gross income..............................    496,298
                                                   -----------
Direct operating expenses:
  Operating expenses..............................     80,800
  Management fees.................................     24,055
  Real estate taxes...............................     36,000
  Insurance.......................................     18,000
  Interest expense................................    239,568
                                                   -----------
  Total direct operating expenses.................    398,423
                                                   -----------
Excess of gross income over
    direct operating expenses..................... $   97,875
                                                   ===========



See accompanying notes to historical summary of gross income and direct operating expenses.


























                              F-40


                          Countryside Shopping Center
   Notes to Historical Summary of Gross Income and Direct Operating Expenses
                        Six months ended June 30, 1999
                                  (unaudited)


1. Basis of Presentation

   The Historical Summary of Gross Income and Direct Operating Expenses for the six months ended June 30, 1999 has been prepared from operating statements provided by the owners of the property during that period and requires management of Countryside Shopping Center to make estimates and assumptions that affect the amounts of the revenues and expenses during that period. Actual results may differ from those estimates.

   In the opinion of management, all normal recurring adjustments necessary for a fair presentation of results for the unaudited interim period presented have been reflected. Certain information in footnote disclosures included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.

2. Inland Retail Real Estate Trust, Inc. assumed the outstanding mortgage debt related to Countryside Shopping Center of approximately $6,720,000 in connection with the acquisition. The assumed debt, which originated March 31, 1998, has an annual interest rate of 175 basis points over LIBOR (currently 7.13%).
































                              F-41